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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of CECO Environmental Corp. (the "Company") on Form 10-K for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Phillip DeZwirek, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Phillip DeZwirek
                                   ---------------------------------------------
                                   Phillip DeZwirek
                                   Chairman of the Board and
                                   Chief Executive Officer
                                   March 26, 2003